Exhibit 99.1

FINANCIAL GUARANTY
INSURANCE POLICY

ISSUER: CWHEQ Revolving Home Equity Loan Trust, Series 2007-G	Policy No.: 60138-N
GUARANTEED SECURITIES: $494,837,000 principal balance of	Date of Issuance: 9/6/07
Revolving Home Equity Loan Asset Backed Notes,
Series 2007-G, Class A

FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Custodian for the benefit of each Holder,  subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Guaranteed Securities of the Issuer referred to above.

For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Guaranteed Securities made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Guaranteed Security held on behalf of such Holder by the Custodian to the extent of any payment by Financial Security hereunder.

Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy.  "Holder" means the beneficial owner of any Guaranteed Security as indicated on the registration books maintained by or on behalf of the Custodian.  "Custodian", "Guaranteed Distributions" and  "Term of this Policy" shall have the meanings set forth in  Endorsement No. 1 hereto.

This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto.  Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever.  This Policy may not be cancelled or revoked during the Term of this Policy.  An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security.  THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

FINANCIAL SECURITY ASSURANCE INC.

/s/ M. Douglas Watson Jr.
By____________________________________
Authorized Officer

A subsidiary of Financial Security Assurance Holdings Ltd.
31 West 52nd Street, New York, NY 10019	(212) 826-0100

Form 302NY (7/91)

ENDORSEMENT NO. 1 TO
FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY ASSURANCE INC.	31 West 52nd Street New York, New York 10019

ISSUER:	CWHEQ Revolving Home Equity Loan Trust, Series 2007-G.

GUARANTEED SECURITIES:	$494,837,000 Note Principal Balance of Revolving Home Equity Loan Asset Backed Notes, Series 2007-G, Class A, CUSIP No.: 23242J AA6.

POLICY NO.:	60138-N

DATE OF ISSUANCE:	September 6, 2007

1.           Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Issuance Agreement unless the context shall otherwise require.

“Adjusted Note Principal Balance” means, with respect to any Guaranteed Security as of any date of determination, an amount equal to (i) the Note Principal Balance of such Guaranteed Security as of such date, minus (ii) all amounts previously paid by Financial Security as provided in clause (b) of the definition of Guaranteed Principal Payment Amount herein.

“Business Day” means a day, other than a Saturday or Sunday, on which the Custodian is open for business at the Custodian’s Principal Office (as defined in the Custody Agreement) and Financial Security is open for business in New York, New York and a day on which banks are not authorized to be closed for business in the Additional Business Day Cities (as defined in the Terms Agreement), if any.

“Custodian” means The Bank of New York, as Custodian pursuant to the Custody Agreement or any successor thereto with respect to the Custody Receipts.

“Custody Agreement” means the Master Custody Agreement dated as of January 30, 1994, between the Custodian and Financial Security, as amended or supplemented from time to time.

“Custody Receipt” means a receipt issued by the Custodian pursuant to the Custody Agreement evidencing beneficial ownership of a Guaranteed Security or Securities.

“Distribution Date” means “Distribution Date” as defined in the Terms Agreement.

“Guaranteed Distributions” means, with respect to each Distribution Date, the payment to be made to the Owner in an aggregate amount equal to the Guaranteed Payment, in each case in accordance with the original terms of the Guaranteed Securities when issued and without regard to any waiver, amendment or modification to, or other action in respect of, the Guaranteed Securities or the Issuance Agreement except waivers, amendments or modifications or other actions to which Financial Security has given its written instructions to the Owner and the Owner has complied with such instructions; provided, however, that if Financial Security shall so elect in its sole discretion, payment of principal may be made hereunder at any time or from time to time, in whole or in part, at an earlier Distribution Date if such principal would have been payable under the Issuance Agreement were funds sufficient to make such payment available to the Indenture Trustee for such purpose.  In the absence of written consent by Financial Security any waiver, amendment, modification or other action consented to by the Owner of a Guaranteed Security shall result in such Guaranteed Security ceasing to be insured under this Policy.  In addition, the failure by the Owner to comply with any instruction provided by Financial Security in respect of any waiver, amendment or modification or to take any other action (other than any waiver, amendment, modification or action that reduces any then existing coverage under the Policy or otherwise adversely affects the rights of the Owners) in its capacity as Owner upon the written request of Financial Security shall likewise result in such Guaranteed Security ceasing to be insured under the Policy.  Guaranteed Distributions shall not include payments that become due on an accelerated basis as a result of a default by the Issuer, an election by the Issuer to pay principal on an accelerated basis, the occurrence of an Event of Default under the Indenture or any other cause, unless Financial Security elects, in its sole discretion, to pay in whole or in part such principal due upon acceleration, together with any accrued interest to the date of acceleration. In the event Financial Security does not so elect, this Policy will continue to guarantee payment on the Guaranteed Securities in accordance with their original terms. Guaranteed Distributions shall not include any amounts due in respect of the Guaranteed Securities attributable to any increase in interest rate, penalty or other sum payable by the Issuer by reason of any default or event of default in respect of the Guaranteed Securities, or by reason of any deterioration of the creditworthiness of the Issuer, nor shall Guaranteed Distributions include, nor shall coverage be provided under this Policy in respect of any Basis Risk Carryforward, Accelerated Principal Payment Amount, any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Guaranteed Distribution to a Owner; provided that for purposes of determining the amount of Guaranteed Distributions for any Guaranteed Security on a Distribution Date, the Custodian shall conclusively rely on the related Trustee/Servicer Notice.

“Guaranteed Payment” for each Distribution Date means the sum of the Guaranteed Principal Payment Amount and the Note Interest for that Distribution Date.

“Guaranteed Principal Payment Amount” means (a) on the Scheduled Maturity Date, the Adjusted Note Principal Balance (after giving effect to all other allocations and payments for the Class A Notes on the Scheduled Maturity Date), (b) for any other Distribution Date, if the Transferor Interest has been reduced to zero or below, the excess of (A) the product of (1) the excess, if any, of the Note Principal Balance of the Class A Notes then outstanding (after giving effect to all allocations and payments for the Class A Notes on that Payment Date) over the Loan Pool Balance minus Net Draws (at the end of the related Collection Period) and (2) the Percentage Interest, over (B) all amounts paid under this definition for all prior dates of distribution, and (c) for any other Payment Date, zero.

“Issuance Agreement” means “Issuance Agreement” as defined in the Terms Agreement.

“Notice of Claim” means a Notice of Claim and Certificate in the form attached as Exhibit A to this Policy.

“Owner” means the beneficial owner of any Guaranteed Security as indicated on the registration books maintained by or on behalf of the Custodian.

“Percentage Interest” means, with respect to any Distribution Date, the percentage equivalent of a fraction, (a) the numerator of which is the aggregate Note Principal Balance of the Guaranteed Securities immediately prior to such Distribution Date, and (b) the denominator of which is the aggregate Note Principal Balance of all Class A Notes immediately prior to such Distribution Date.

“Policy” means this Financial Guaranty Insurance Policy and includes each endorsement hereto.

“Receipt” and “Received” mean actual delivery at or prior to 2:00 p.m., New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 2:00 p.m., New York City time, shall be deemed to be received on the next succeeding Business Day.  If any notice or certificate given hereunder by the Custodian is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and the recipient of such notice shall promptly so advise the Custodian and the Custodian may submit an amended notice.

“Shortfall” means the Shortfall specified in a Notice of Claim.

“Term of this Policy” means the period from and including the Date of Issuance to and including the date on which all the following conditions have been met: (i) no further amounts shall be distributable to any Owner in respect of the Guaranteed Securities pursuant to the Issuance Agreement, assuming funds sufficient to make all such distributions had been available to the Trustee for such purpose, (ii) any period during which any payment on the Guaranteed Securities could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

“Terms Agreement” means the Terms Agreement between Financial Security and the Custodian relating to the Guaranteed Securities.

“Trustee” means the trustee under the Issuance Agreement.

“Trustee/Servicer Notice” means “Trustee/Servicer Notice” as defined in the Terms Agreement.

2.           Notices and Conditions to Payment in Respect of Guaranteed Distributions. Following Receipt by Financial Security of a Notice of Claim from the Custodian, Financial Security will pay any amount payable by it hereunder in respect of Guaranteed Distributions out of its funds on the later to occur of (a) 11:00 a.m., New York City time, on the first Business Day following such Receipt; or (b) 11:00 a.m., New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the Custodian. The obligation of Financial Security hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Custodian.

Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions on the Guaranteed Securities, including any amount due on the Guaranteed Securities on an accelerated basis, whether or not any notice and certificate is provided above. Financial Security shall be entitled to pay hereunder any amount due on Guaranteed Distributions on an accelerated basis at any time or from time to time, in whole or in part, prior to the scheduled date of payment thereof; Guaranteed Distributions insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from and after the date of such payment of principal. The obligation of Financial Security hereunder in respect of Guaranteed Distributions shall  be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Custodian.

3.           Notices and Conditions to Payment in Respect of Guaranteed Distributions Avoided as Preference Payments. If any Guaranteed Distribution is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay the amount so avoided out of its funds when due to be paid pursuant to the Order referred to below but in any event no earlier than the first to occur of (a) the fourth Business Day following Receipt by Financial Security from the Custodian of (i) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the Owner is required to return principal or interest distributed with respect to the Guaranteed Securities during the Term of this

Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the “Order”), (ii) an opinion of counsel reasonably satisfactory to Financial Security that such Order is final and not subject to appeal, (iii) a certificate of the Owner that the Order has been entered and is not subject to any stay, (iv) an assignment duly executed and delivered by the Owner, in such form as is reasonably required by Financial Security and provided to the Owner by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Owner relating to or arising under the Guaranteed Securities against the debtor which made such preference payment or otherwise with respect to such preference payment; provided that the foregoing assignment shall not in any way limit the rights of such Owner to receive payment in full, without duplication, of Guaranteed Distributions pursuant to this Policy and the Guaranteed Securities and (v) appropriate instruments to effect the appointment of Financial Security as agent for such Owner in any legal proceeding related to the Guaranteed Securities with respect to such preference payment, such instruments being in a form reasonably satisfactory to Financial Security or (b) the date of Receipt by Financial Security from the Custodian of the items referred to in clauses (i), (ii), (iii), (iv) and (v) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Custodian that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Custodian or any Owner directly (unless a Owner has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Custodian for distribution to such Owner upon proof of such payment reasonably satisfactory to Financial Security).

4.        GOVERNING LAW. THIS POLICY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

5.           Fiscal Agent. At any time during the Term of this Policy, Financial Security may appoint a fiscal agent (the “Fiscal Agent”) reasonably acceptable to the Custodian for purposes of this Policy by written notice to the Custodian specifying the name and notice address of the Fiscal Agent. After the date of receipt of such notice by the Custodian, (a) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to Financial Security and the Fiscal Agent and shall not be deemed Received until Received by both and (b) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent shall be the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Owner for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

6.           Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Owner, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

7.           Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

Financial Security Assurance Inc.
31 West 52nd Street
New York, NY 10019
Attention:	Managing Director,
Transaction Oversight
Re: Policy No. 60138-N
Telecopy No.: (212) 339-3518
Confirmation: (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Custodian.

8.           Priorities. In the event that any term or provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

9.           Surrender of Policy. The Custodian shall surrender this Policy to Financial Security for cancellation upon expiration of the Term of this Policy.

10.           Increase in Principal Amount. Financial Security may, by endorsement to this Policy executed by Financial Security and delivered to the Custodian, increase the principal amount of Guaranteed Securities to be covered by this Policy.

11.           Exclusions From Insurance Guaranty Funds. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW. THIS POLICY IS NOT COVERED BY THE FLORIDA INSURANCE GUARANTY ASSOCIATION CREATED UNDER PART II OF CHAPTER 631 OF THE FLORIDA INSURANCE CODE. IN THE EVENT THAT FINANCIAL SECURITY WERE TO BECOME INSOLVENT, ANY CLAIMS ARISING UNDER THIS POLICY WOULD BE EXCLUDED FROM COVERAGE BY THE CALIFORNIA INSURANCE GUARANTY ASSOCIATION, ESTABLISHED PURSUANT TO ARTICLE 14.2 OF CHAPTER 1 OF PART 2 OF DIVISION 1 OF THE CALIFORNIA INSURANCE CODE.

12.           Subrogation. Financial Security shall be subrogated to the rights of each Owner to receive payments in respect of Guaranteed Securities to the extent of any payment by Financial Security hereunder.

IN WITNESS WHEREOF, Financial Security has caused this Endorsement No. 1 to be executed by its Authorized Officer.

FINANCIAL SECURITY ASSURANCE INC.

By: /s/ M. Douglas Watson Jr.
Authorized Officer

Exhibit A
To Endorsement No. 1

NOTICE OF CLAIM AND CERTIFICATE

Financial Security Assurance Inc.
31 West 52nd Street Park Avenue
New York, NY 10019

Re:
Insurance provided by Financial Security Assurance Inc. pursuant to the Master Insurance Agreement, dated as of January 30, 1994, between Financial Security Assurance Inc. and The Bank of New York, as Custodian, in respect of certain payments relating to $494,837,000 principal balance of CWHEQ Revolving Home Equity Loan Trust, Revolving Home Equity Loan Asset Backed Notes, Series 2007-G, Class A –– Policy No. 60138-N

The undersigned, a duly authorized officer of The Bank of New York, as Custodian (in such capacity, the “Custodian”), hereby certifies to Financial Security Assurance Inc. (“Financial Security”), with reference to the Financial Guaranty Insurance Policy referred to above (the “Policy”), issued by Financial Security in respect of the Guaranteed Securities (as defined therein) issued pursuant to the Issuance Agreement (as defined therein), that:

(i)	The Custodian is the Custodian under the Master Custody Agreement, dated as of January 30, 1994, between the Custodian and Financial Security, as amended or supplemented from time to time.

(ii)
The sum of all amounts paid or, according to the Trustee/Servicer Notice relating to such Distribution Date, to be paid, to the Custodian by the Trustee in respect of the Guaranteed Securities for the [INSERT DATE] Distribution Date (the “Distribution Date”) is $__________ (the “Total Trustee Payment”).

(iii)	The Total Trustee Payment will be $_________ (the “Shortfall”) less than the Guaranteed Distribution with respect to the Distribution Date.

(iv)
On each Distribution Date following the date of this Notice of Claim, if the amount received by the Custodian with respect to the Guaranteed Securities exceeds the Guaranteed Distributions, the Custodian shall remit such excess to Financial Security, (a) first, to reimburse Financial Security for any amounts paid by it under the Policy that have not previously been reimbursed to Financial Security, and (b) second, to pay Financial Security the Premium installment due for such Distribution Date and, to the extent not previously paid or reimbursed to Financial Security, for any prior Distribution Date.

(v)
Attached hereto is a copy of the Trustee/Servicer Notice, servicer report or other document, if any, in respect of the Guaranteed Securities on the basis of which the Custodian has made the calculations necessary to determine the Shortfall.

(vi)
The Custodian, on behalf of the Owners with respect to which this Notice of Claim and Certificate is submitted, has not consented to any amendment to the Guaranteed  Securities, the Issuance Agreement or any ancillary agreement requiring the consent of Owners except those consented to by Financial Security. In addition, the Custodian has not, on behalf of such Owners, failed to comply with any written instructions given by Financial Security in respect of any waiver, amendment or modification or to take any other action upon written request of Financial Security.

(vii)	The Custodian is making a claim under the Policy for the Shortfall to be applied to distributions of principal or interest or both with respect to the Guaranteed Securities.

(viii)
The Custodian (or its nominee or its agent’s nominee) is the registered owner of the Guaranteed Securities and holds evidence of the Custodian’s right to receive payment of the Guaranteed Distribution and, following receipt of funds from you, it shall (a) hold such amounts in trust and apply the same directly to the distribution of principal and interest on the Guaranteed Securities when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Custodian; and (d) maintain an accurate record of such payments with respect to each Guaranteed Security and the corresponding claim on the Policy and proceeds thereof, and, if the Guaranteed Security is required to be surrendered for such payment, shall stamp on each such Guaranteed Security the legend “$ [INSERT APPLICABLE AMOUNT] paid by Financial Security” and then shall deliver such Certificate to you.

(ix)
The Custodian, on behalf of the Owners, hereby assigns to Financial Security the rights of the Owners with respect to the Guaranteed Securities to the extent of any payments under the Policy, including, without limitation, any amounts due to the Owners in respect of securities law violations arising from the offer and sale of the Guaranteed Securities. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. Payments to Financial Security in respect of the foregoing assignment shall in all cases be subject to and subordinate to the rights of the Owners to receive aggregate payments under or in respect of the

Guaranteed Securities and the Policy equal to the Guaranteed Distributions in respect of the Guaranteed Securities. The Custodian shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (ix).

(x)
The Custodian, solely in its capacity as Custodian, on its behalf and on behalf of the Owners, hereby appoints Financial Security as agent and attorney-in-fact for the Custodian in any legal proceeding with respect to the Guaranteed Securities. The Custodian hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against any debtor with respect to which a preference claim (as defined below) or other claim with respect to the Guaranteed Securities is being asserted under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an “Insolvency Proceeding”) direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any  payment made with respect to the Guaranteed Securities (a “Preference Claim”), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Custodian hereby agrees that Financial Security shall be subrogated to, and the Custodian on its behalf and on behalf of each Owner, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Custodian and each Owner in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with such Insolvency Proceeding.

(xi)	Payment should be made by wire transfer directed to [SPECIFY ACCOUNT].

If you fail to make full payment of amounts due and payable and claimed hereby under the Policy, the above instrument of assignment and appointment shall be without effect and shall be canceled and returned, on the date such payment is due, by you to the Custodian.

Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

IN WITNESS WHEREOF, the Custodian has executed and delivered this Notice of Claim and Certificate as of the __ day of ____, ______.

THE BANK OF NEW YORK,
as Custodian

By:_________________________________
Name:
Title:

________________________________________________________________________

For Financial Security or Fiscal Agent Use Only

Wire transfer sent on_______________________
by______________________________________

Confirmation Number: _____________________